UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)            July 14, 2008
                                                 -------------------------------


                               AVOCENT CORPORATION
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             (Exact name of registrant as specified in its charter)


    DELAWARE                         000-30575              91-2032368
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 (State or other jurisdiction     (Commission            (IRS Employer
      of incorporation)            File Number)         Identification No.)




4991 CORPORATE DRIVE                                    HUNTSVILLE, AL  35805
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 (Address of principal executive
        offices)                                               (Zip Code)


Registrant's telephone number, including area code     (256) 430-4000
                                                   ---------------------------

                                       n/a
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02 Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

      On July 14, 2008, the Board of Directors of Avocent Corporation (the "Company") approved the adoption of the Avocent Corporation 2008 Inducement Equity Incentive Plan (the "Plan") and the form agreements thereto to provide for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units, deferred stock units and dividend equivalents to new hires. The Company has reserved 350,000 shares of the Company's common stock to be available for awards pursuant to the Plan.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

      Exhibit Number    Description of Exhibit
      --------------    ----------------------
      99.14             2008 Inducement Equity Incentive Plan and forms thereto



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             AVOCENT CORPORATION

Date:  July 15, 2008
                          By: /s/ Samuel F. Saracino
                              --------------------------------------------
                             Samuel F. Saracino
                             Executive Vice President of Legal and
                             Corporate Affairs, General Counsel, and Secretary



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                                  EXHIBIT INDEX
                                  -------------


Exhibit           Description of Exhibit
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99.14             2008 Inducement Equity Incentive Plan and forms thereto